UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2026

EQT Infrastructure Company LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56691	99-3884445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 34th Floor New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

(917) 281-0850

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As of July 1, 2026, EQT Infrastructure Company LLC (the “Company”) sold unregistered shares (the “Investor Shares”) of the Company to third-party investors for cash for aggregate consideration of approximately $106,194,459, at a price per Investor Share equal to transactional net asset value (“Transactional Net Asset Value”) per share for the applicable class, which is used to determine the price at which the Company sells and repurchases its shares. The following table provides details on the Investor Shares sold by the Company:

Class	Aggregate Number of Shares Sold(1, 2)	Aggregate Consideration(1)
Class A-I Shares	2,585,337	$71,437,259
Class A-S Shares	301,184	8,299,000
Class M-I Shares	577,230	14,649,000
Class M-I-TE Shares	41,160	1,029,000
Class M-S Shares	320,575	8,129,700
Class M-S-TE Shares	106,020	2,650,500
Total	3,931,506	$106,194,459

(1) Share and dollar amounts are rounded to the nearest whole number and may not sum to totals due to such rounding.

(2) The Company finalized the number of Investor Shares sold on July 20, 2026, following the calculation of the Company’s Transactional Net Asset Value per share as of June 30, 2026 on July 20, 2026, as set forth under Item 8.01.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Since inception on February 1, 2026, through the date of this Current Report on Form 8-K, the Company has sold approximately $817,645,351 of Investor Shares for cash as part of its continuous private offering.

Item 8.01. Other Events.

Transactional Net Asset Value

On July 20, 2026, EQT Partners Inc., the manager of the Company, determined the Transactional Net Asset Value per share as of June 30, 2026 for each outstanding share class as of such date as set forth below:

Class	Transactional Net Asset Value per Share
Class I	$28.35
Class A-I	$28.48
Class A-S	$28.38
Class M-I	$26.16
Class M-S	$26.12
Class H	$29.01
Class E	$28.86
Class Q	$29.01
Class T	$29.01

As of June 30, 2026, no Class D Shares, Class S Shares, Class M-I-TE Shares and Class M-S-TE Shares were outstanding.

The Transactional Net Asset Value per share is also available on the Company’s website at https://eqtgroup.com/private-wealth/infrastructure/eqic. The contents of the website are not incorporated by reference into, or otherwise a part of, this Current Report on Form 8-K.

For additional information, please see details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Net Asset Value as of June 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Infrastructure Company LLC

By:	/s/ Bethany Oleynick
Name: Bethany Oleynick
Title: Legal Director and Secretary

Date: July 21, 2026